SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549



                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                         Date of Report: August 27, 2003
                        (Date of earliest event reported)


                            FORD MOTOR CREDIT COMPANY
             (Exact name of registrant as specified in its charter)


                                    Delaware
                 (State or other jurisdiction of incorporation)


       1-6368                                             38-1612444
(Commission File Number)                      (IRS Employer Identification No.)


                   One American Road, Dearborn, Michigan 48126
               (Address of principal executive offices) (Zip Code)



         Registrant's telephone number, including area code 313-322-3000

Item 5.  Other Events.
----------------------

    On July 31, 2003, Ford Motor Credit Company filed with the Securities and Exchange Commission a registration statement on Form S-3 (file no. 333-107955) (the "Registration Statement") relating to its Variable Denomination Floating Rate Demand Notes offered pursuant to the Ford Money Market Account. Filed with the Registration Statement as Exhibit 4-H was a form of Sixth Supplemental Indenture. The executed Sixth Supplemental Indenture between Ford Motor Credit Company and The Bank of New York, Trustee, dated as of August 27, 2003, is filed as Exhibit 4 to this report and is incorporated by reference herein.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
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                                    EXHIBITS
                                    --------

Designation                Description                   Method of Filing
-----------                -----------                   ----------------

Exhibit 4                  Sixth Supplemental Indenture
                           between Ford Motor Credit
                           Company and The Bank of
                           New York, Trustee, dated as
                           of August 27, 2003            Filed with this Report




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




                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on the date indicated.

                                            FORD MOTOR CREDIT COMPANY
                                            -------------------------
                                            (Registrant)


Date:  August 27, 2003               By: /s/ S. P. Thomas
                                             -------------------
                                             S. P. Thomas
                                             Assistant Secretary



                                  EXHIBIT INDEX
                                  -------------



Designation                Description
-----------                -----------

Exhibit 4                  Sixth Supplemental Indenture
                           between Ford Motor Credit
                           Company and The Bank of
                           New York, Trustee, dated as
                           of August 27, 2003






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